BLACKROCK ETF TRUST

BlackRock U.S. Equity Factor Rotation ETF

(the “Fund”)

Supplement dated December 2, 2020 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 27, 2020

Effective December 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Portfolio Managers. As of July 31, 2020, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Phil Hodges

Types of Accounts	Number	Total Assets
Registered Investment Companies	1	$302,135,000
Other Pooled Investment Vehicles	21	11,442,000,000
Other Accounts	0	0

He Ren*

Types of Accounts	Number	Total Assets
Registered Investment Companies	1	$10,070,000
Other Pooled Investment Vehicles	17	11,390,000,000
Other Accounts	14	1,870,000,000

*	Information provided is as of October 31, 2020.

The fourth paragraph is deleted in its entirety and replaced with the following:

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2020:

Phil Hodges

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

He Ren*

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

*	Information provided is as of October 31, 2020.

The fifth paragraph is deleted in its entirety and replaced with the following:

The discussion below describes Phil Hodges’ compensation as of July 31, 2020 and He Ren’s compensation as of October 31, 2020.

The last sentence of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Hodges and Ren is not measured against a specific benchmark.

The sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Phil Hodges and He Ren are each eligible to participate in these plans.

As of July 31, 2020 with respect to Phil Hodges and October 31, 2020 with respect to He Ren, the Portfolio Managers did not beneficially own shares of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-DYNF-1220SUP

2